EXHIBIT 10.9

                              CONSULTING AGREEMENT

         This Consulting Agreement ("AGREEMENT") is executed to be effective as of November 30, 2004 (the "EFFECTIVE DATE") by and among Sealife Corporation, a Delaware corporation ("PARENT"), SeaLife Marine Products, Inc., a California corporation and indirect wholly-owned subsidiary of Parent ("COMPANY"), and Michael Sahl, an individual (the "CONSULTANT"), with reference to the following:

                                    RECITALS

         Parent and Company wish to retain the Consultant on a non-exclusive basis, and the Consultant wishes to be retained by Parent and Company, to provide to Parent and Company the "SERVICES" set forth below, all upon the terms and subject to the conditions set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Company and the Consultant agree as follows:

         1. TERM. Parent and Company hereby retain the Consultant and the Consultant accepts this appointment by Parent and Company, for a period commencing as of the Effective Date and terminating October 31, 2005 (the "TERMINATION DATE"), unless extended by mutual agreement of the parties (collectively, the "TERM").

         2. DUTIES OF CONSULTANT. The Consultant will perform non-exclusive consulting services for Company as the parties may mutually agree, including without limitation, those services described on EXHIBIT A hereto (the "SERVICES"). The Consultant will determine, in his sole discretion, the method, details and means of performing the Services. The Consultant shall not be required to devote his full time and business attention to the performance of the Services.

         3.       COMPENSATION.

                  3.1 STOCK CONSIDERATION. As compensation for the Services to be provided to Company during the Term, Parent will issue to the Consultant, sixteen thousand six hundred sixty seven (16,667) shares of the common stock of Parent on the last day of each calendar month of the term, beginning November 30, 2004 (the "STOCK CONSIDERATION"). Company shall cause its transfer agent to issue to and register in the name of the Consultant certificates evidencing the Stock Consideration to be received under this Section 3.1.

                  3.2 Unless written notice is otherwise delivered by Company to Consultant, on the Termination Date, the Services shall be deemed completed and satisfied in full and Consultant shall be deemed to have delivered full consideration for the Stock Consideration as of such date.

         4.       NONDISCLOSURE.

                  4.1 ACCESS TO CONFIDENTIAL INFORMATION. The Consultant agrees that during the Term, the Consultant may have access to and become acquainted with confidential proprietary information ("CONFIDENTIAL INFORMATION") which is owned by Company and is regularly used in


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the  operation  of  Company's  business.  The  Consultant  agrees  that the term
"Confidential   Information"  as  used  in  this  Agreement  is  to  be  broadly interpreted and includes (i) information that has, or could have, commercial value for the business in which Company is engaged, or in which Company may engage at a later time, and (ii) information that, if disclosed without authorization, could be detrimental to the economic interests of Company. The Consultant agrees that the term "Confidential Information" includes, without limitation, any patent, patent application, copyright, trademark, trade name, service mark, service name, "know-how," negative "know-how," trade secrets, customer and supplier identities, characteristics and terms of agreement, details of customer or consultant contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans,
business   acquisitions  plans,   science  or  technical   information,   ideas,
discoveries, designs, computer programs (including source codes), financial forecasts, unpublished financial information, budgets, processes, procedures, formulae, improvements or other proprietary or intellectual property of Company, whether or not in written or tangible form, and whether or not registered, and including all memoranda, notes, summaries, plans, reports, records, documents and other evidence thereof. The Consultant acknowledges that all Confidential Information, whether prepared by the Consultant or otherwise acquired by the Consultant in any other way, will remain the exclusive property of Company.

                  4.2 NO UNFAIR USE BY CONSULTANT. The Consultant promises and agrees that the Consultant will not misuse, misappropriate, or disclose in any way to any person or entity any of the Company's Confidential Information, either directly or indirectly, nor will the Consultant use the Confidential Information in any way or at any time except as required in the course of the Consultant's business relationship with Company.

         5.       TERMINATION.

                  5.1 TERMINATION FOR CONVENIENCE. Parent and Company shall be permitted to terminate this agreement with or without cause and for any reason upon delivery to the Consultant of sixty (60) days prior written notice of its termination.

                  5.2 TERMINATION ON DEFAULT. Should any party default in the performance of this Agreement or materially breach any of its provisions, the non-breaching party may terminate this Agreement by giving written notification to the breaching party. Termination shall be effective immediately on receipt of said notice. For purposes of this Section 5, material breaches of this Agreement shall include, but not be limited to, (i) the failure by Parent or Company to pay the compensation set forth in Section 3 above; (ii) the Consultant's failure to provide the Services hereunder in a manner reasonably acceptable to Parent and Company; (iii) the Consultant's commission of acts of material fraud or material misrepresentation; and (iv) the failure by the Consultant to conform in all material respects to all laws and regulations governing the Consultant's duties under this Agreement.

                  5.3 AUTOMATIC TERMINATION. This Agreement terminates automatically on the occurrence of any of the following events: (i) the bankruptcy or insolvency of Company; (ii) the death or permanent disability of the Consultant; or (iii) the voluntary resignation of the Consultant.

                  5.4 RETURN OF PROPERTY. Upon the termination or expiration of this Agreement, the Consultant will immediately transfer to Company all files (including, but not limited to, electronic files), records, documents, drawings, specifications, equipment and similar items in its


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possession  relating to the  business  of Parent or Company or their  respective
Confidential Information (including the work product of the Consultant created pursuant to this Agreement).

         6.       REPRESENTATIONS AND WARRANTIES.

         (a) Parent and Company hereby represent and warrant to the Consultant as follows:

                  (i) the execution and delivery by Parent and Company of this Agreement, and the consummation by Company of the transactions set forth herein, have been duly authorized by all necessary corporate action on the part of Parent and Company, respectively; and

                  (ii) this Agreement has been duly executed and delivered by Parent and Company and constitutes a valid and binding obligation of Parent and Company enforceable against Company in accordance with its terms.

         (b) The Consultant hereby represents and warrants to Parent and Company as follows:

                  (i) this Agreement has been duly executed and delivered by Consultant and constitutes a valid and binding obligation of Consultant enforceable against Consultant in accordance with its terms;

                  (ii) the Consultant has the qualifications and ability to perform the Services in a professional manner, without the advice, control, or supervision of Parent and Company;

                  (iii) the Consultant is an "accredited investor" within the meaning of Rule 501 of Regulation D, promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  (iv) the Consultant is a sophisticated investor and has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in Parent and has the capacity to protect its own interest in connection with the acquisition of the Stock Consideration;

                  (v)      the Consultant  acknowledges that except as expressly
stated in Section 6(a) of this Agreement, neither Parent nor any officer, director, employee, agent or representative thereof have made any representations or warranties of any kind to the Consultant including representations regarding future revenues, earnings or profits of Parent, the future value of the Stock Consideration, the future capitalization of Parent, the occurrence or timing of any registered offering Company, the amount of future business that may be transacted by Company or otherwise. The Consultant further understands that Company's success in achieving their respective goals and objectives in the future and implementing their respective business plans cannot be predicted and are subject to numerous factors not within the control of Company. The Consultant is not acquiring the Stock Consideration based upon representations, oral or written, by any person with respect to the future value of, or income from, the Stock Consideration, or the length of time that the Consultant will be required to remain as the owner of the Stock Consideration but rather upon an independent examination and judgment as to the prospects of Company;


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                  (vi)     the   Consultant    understands    that   the   Stock
Consideration has not been registered under the Securities Act, or any other applicable state or federal securities statutes (together with the Securities Act, the "ACTS"). The Consultant is acquiring the Stock Consideration for investment, for the Consultant's own account, and with no present intention of reselling, directly or indirectly participating in any distribution of or otherwise disposing of the Stock Consideration. The Consultant understands that the Stock Consideration is subject to restrictions on transfer and that that Consultant may bear the economic risk of acquiring the Stock Consideration for an indefinite period of time;

                  (vii) the Consultant was not presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising or solicitation for the acquisition of the Stock Consideration;

                  (viii) the Consultant has had reasonable opportunity to seek the advice of independent counsel respecting its investment and the risks and the implications thereof and has relied solely upon the advice of it's own tax and legal advisors with respect to the tax and other legal aspects of the acquisition;

                  (ix)     the   Consultant    acknowledges    that   a   legend
substantially as follows will be placed on the certificates representing the Stock Consideration:

         THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED;

and

         7. TRANSFER RESTRICTIONS. The Stock Consideration may not be offered for sale, sold or transferred except pursuant to (i) an effective registration under the Securities Act or in a transaction which is otherwise in compliance with the Securities Act, (ii) an effective registration under any applicable state securities statute or in a transaction otherwise in compliance with any applicable state securities statute, and (iii) evidence of compliance with the applicable securities laws of other jurisdictions. The Consultant shall furnish to Company shall be entitled to rely upon, an opinion of competent securities counsel acceptable to Company with respect to compliance with the above laws.

         In the event that the Consultant satisfies the requirements of Rule 144, Parent will, upon request, remove the legend set forth above from Consultant's certificate; provided, however, that if Company reasonably believes that an opinion of counsel for the Consultant is necessary, due to unusual circumstances, in order to determine that the requirements of Rule 144 have been satisfied, Company shall request, and the Consultant shall provide, such opinion prior to the removal of the legend.

         8. NOTICES. Unless otherwise specifically provided in this Agreement, all notices or other communications (collectively and severally called "NOTICES") required or permitted to be given under this Agreement, shall be in writing, and shall be given by: (A) personal delivery


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(which form of Notice shall be deemed to have been given upon delivery),  (B) by telegraph or by private airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon confirmed delivery by the delivery agency), or (C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of Notice shall be deemed delivered upon confirmed transmission or confirmation of receipt). Notices shall be addressed to the address set forth in below, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other party:

                  If to Company:            SeaLife Corporation
                                            Attn: Barre Rorabaugh
                                            5601 W. Slauson Avenue
                                            Culver City, California 90230

                  If to the Consultant:     Michael Sahl
                                            P.O. Box 435
                                            Point Arena, CA 95468


         9.       REGISTRATION RIGHTS.

                  9.1 SB-2 REGISTRATION. On or prior to the date which is thirty (30) calendar days from the Effective Date, Parent shall prepare and file with the SEC a Securities Act registration statement on Form SB-2, or such other form (other than Form S-4 or S-8, or any successor form) (the "REGISTRATION STATEMENT") sufficient to register the resale of the shares held by the Consultant (the "SHARES") for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act. Parent shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective, and updated as required, under the Securities Act until the date which is two (2) years after the Effective Date or such earlier date when all Shares covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act as determined by counsel to Parent pursuant to a written opinion letter to such effect, addressed and acceptable to the Parent's transfer agent. Notwithstanding the foregoing, the Company's obligations hereunder to file the Registration Statement and to keep the Registration Statement continuously effective, and updated as required, under the Securities Act shall be suspended if the fulfillment of such obligations (i) would require the Company to make a disclosure that would, in the reasonable judgment of the Parent's Board of Directors, have a material adverse effect on the Parent or a material adverse effect on the future prospects of the Parent or its stockholders, or (ii) would adversely affect, or would, in the reasonable judgment of the Parent's Board of Directors, be adversely affected by, the SEC's ongoing investigation of Parent and certain of its directors and officers as previously disclosed to Consultant and as more fully set forth in Parent's Periodic Reports.

                  9.2      PIGGYBACK REGISTRATION RIGHTS.

                           9.2.1    RIGHT TO PIGGYBACK. Whenever Parent proposes
to register any of its securities under the Securities Act (other than on a registration on Form S-4 or S-8 or any


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successor  form or a  registration  of  non-convertible  debt  securities)  on a registration form which may be used for the registration of any Shares (a "PIGGYBACK REGISTRATION"), Parent will give written notice to Holder of its intention to effect such a registration and will use its commercially reasonable efforts to include in such registration all Shares (in accordance with the priorities set forth in Sections 9.2.2 and 9.2.3 below) with respect to which Parent has received written requests for inclusion by Consultant within fifteen
(15) days after the delivery of Parent's notice.

                           9.2.2    PRIORITY  ON  PRIMARY  REGISTRATIONS.  If  a
Piggyback Registration is an underwritten primary registration on behalf of Parent and any Shares are included in the underwritten offering and the managing underwriters advise Parent in writing that in their opinion the number of securities requested to be included in such underwritten offering exceeds the number which can reasonably be sold in such offering, Parent will include in such underwritten offering first, the securities that Parent proposes to sell; second, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; and third, the Shares requested to be included therein by the Holder.

                           9.2.3    PRIORITY ON  SECONDARY  REGISTRATIONS.  If a
Piggyback Registration is an underwritten secondary registration on behalf of holders of Parent's securities and any Shares are included in the underwritten offering and the managing underwriters advise Parent in writing that in their opinion the number of securities requested to be included in such underwritten offering exceeds the number which can reasonably be sold in such offering, Parent will include in such underwritten offering first, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; and second, the Shares requested to be included therein by the Holder.

                           9.2.4    SELECTION  OF  UNDERWRITERS.  In  connection
with any Piggyback Registration in which Consultant has elected to include Shares, Parent shall have the right to select the managing underwriters to administer any offering of Parent's securities in which Parent participates.

                  9.3      INDEMNIFICATION.

                           9.3.1    INDEMNIFICATION   BY   HOLDERS.   Consultant
(sometimes referred to in this Section 9.3 as a "HOLDER") shall, if Shares held by Holder are included in a Securities Act registration effected pursuant to this Section 9 severally and not jointly, indemnify and hold harmless Parent, its directors, officers, agents and employees, each person who controls Parent (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons (collectively, the "Parent Indemnitees"), to the fullest extent permitted by applicable law, from and against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, to the extent arising out of or based upon: (x) Holder's failure to comply with the prospectus delivery requirements of the Securities Act, or (y) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Holder to Parent specifically for inclusion in the Registration Statement or such prospectus, or
(ii) to the extent that (1) such


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untrue  statements  or  omissions  are based solely upon  information  regarding
Holder furnished in writing to Parent by Holder expressly for use therein, or to the extent that such information relates to Holder or Holder's proposed method of distribution of Shares and was reviewed and expressly approved in writing by Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto, or (2) the use by Holder of an outdated or defective prospectus after Purchaser has notified Holder in writing that such prospectus is outdated or defective. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by Holder upon the sale of the Shares giving rise to such indemnification obligation. In no event shall any Holder be liable for indemnity with respect to amounts paid in settlement by Parent Indemnitees if such settlement is effected without the consent of Holder (which consent shall not be unreasonably withheld).

                           9.3.2    INDEMNIFICATION BY PARENT. If Shares held by
any Holder are included in a Securities Act registration effected pursuant to this Section 9, Parent will indemnify Holder, each of its directors, officers, agents or employees, each person who controls Holder (within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling person (collectively, "Holder Indemnitees"), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) any knowing violation by Parent of the Securities Act or any rule or regulation thereunder applicable to Parent and relating to action or inaction required of Parent in connection with any such registration, or (y) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except that Parent will not be liable under this clause (y) in any such case to the extent that any such Losses arise out of or are based upon any untrue statement or omission based solely upon information furnished in writing to Parent by Holder specifically for use therein. In no event shall Parent be liable for indemnity of amounts paid in settlement by Parent if such settlement is effected without the consent of Parent (which consent shall not be unreasonably withheld).

         10. LOCK-UP. Notwithstanding anything else herein to the contrary, including, without limitation, the provisions of Section 7 hereto, and notwithstanding the provisions of Rule 144 promulgated under the Securities Act, or of any registration statement that may register the resale of the Stock Consideration, the Consultant agrees that, for a period of two (2) years following the Effective Date, the Consultant shall not sell, transfer, assign, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of or trade (collectively, a "SALE") any of the Stock Consideration or other securities of Company otherwise acquired by the Consultant after the Effective Date, except to the extent that such Sale, together with all Sales of restricted and other securities of the same class for the account of the Consultant within the preceding three months, does not exceed one percent (1%) of the Stock Consideration or other securities of Company then held by the Consultant.

         11.      MISCELLANEOUS.

                  11.1 INDEPENDENT CONTRACTOR. It is the intention of Company and the Consultant that Company, on the one hand, and the Consultant, on the other hand are, and shall be deemed to be, independent contractors with respect to the subject matter of this Agreement,


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and  nothing  contained  herein  shall be  deemed  or  construed  in any  manner whatsoever as creating any partnership, joint venture, employment or other similar relationship between Company and the Consultant.

                  11.2 CHOICE OF LAW AND VENUE. This Agreement shall be governed according to the laws of the State of California, notwithstanding the conflict of laws principles thereof. Subject to the Arbitration provisions herein, venue for any legal or equitable action between Company, on the one hand, and the Consultant, on the other hand, which relates to this Agreement shall be in the state or federal courts located in Los Angeles, California.

                  11.3 INJUNCTIVE RELIEF. The Consultant agrees that in the event of any breach by the Consultant of any of the covenants and agreements set forth in this Agreement, including, without limitation, the covenants and agreements set forth in Paragraphs 2, 4, 5.4, 7 and 9 hereof, Company would encounter extreme difficulty in attempting to prove the actual amount of damages suffered by each as a result of such breach and would not have adequate remedy at law in such event. The Consultant therefore agrees that, in addition to any other remedy available at law or in equity, in the event of such breach, Company shall be entitled to seek and receive specific performance and temporary, preliminary and permanent injunctive relief from violation of any of said covenants and agreements from any court of competent jurisdiction without necessity of proving the amount of any actual damage to Company resulting from such breach.

                  11.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding on the parties hereto and their respective successors and assigns. The Consultant's duties, obligations, rights and privileges hereunder may not be delegated or assigned by it in any manner. The benefits hereunder with respect to the rights of Company may be assigned by Company to any other corporation or other business entity which succeeds to all or substantially all of the business of Company through merger, consolidation, corporate reorganization or by acquisition of all or substantially all of the assets of Company.

                  11.5 COUNTERPARTS. This Agreement may be executed manually or by facsimile signature in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument.

                  11.6 WAIVER. Waiver by either of the parties of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereof.

                  11.7 SURVIVAL. Sections 4, 5.4, 7, 8, 9 and 10 shall survive the termination of this Agreement.

                  11.8 ATTORNEYS' FEES. The prevailing party in any litigation instituted under this Agreement shall, in addition to other remedies, be entitled to be reimbursed by the other party for all expenses of such litigation, including reasonable attorneys' fees.

                  11.9 ARBITRATION. The parties hereby agree that all controversies, claims and matters of difference shall be resolved by binding arbitration before JAMS/Endispute ("JAMS") located in Los Angeles, California according to the rules and practices of JAMS from time-to-time in force; PROVIDED HOWEVER that the parties hereto reserve their rights to seek and obtain injunctive or


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other equitable relief from a court of competent  jurisdiction,  without waiving the right to compel such arbitration pursuant to this section.

                  11.10 SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Agreement, then and, in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

                  11.11 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of Company and the Consultant in respect of the subject matter identified herein, and supersedes all prior understandings, agreements, or representations by or among Company, on the one hand, and the Consultant, on the other hand, written or oral, to the extent they relate in any way to the subject matter identified herein.


                            [SIGNATURE PAGE FOLLOWS]


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


         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

                                    "CONSULTANT"
                                    MICHAEL SAHL

                                    /S/ MICHAEL SAHL
                                    -----------------------------


                                    "PARENT"
                                    SEALIFE CORPORATION

                                    By: /S/ ROBERT MCCASLIN
                                       --------------------------
                                    Name:  Robert McCaslin
                                    Title:CEO


                                    "COMPANY"
                                    SEALIFE MARINE PRODUCTS, INC.

                                    By: /S/ BARRE RORABAUGH
                                       --------------------------
                                    Name:  Barre Rorabaugh
                                    Title: President


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